              TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.




              NUMBER                               AMERICAN HEALTH PROPERTIES, INC.                            SHARES

_____  % PREFERRED STOCK SERIES ____,     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE            CUSIP ________
            PAR VALUE $1.00                THIS CERTIFICATE IS TRANSFERABLE IN [NEW YORK, NY]          SEE REVERSE SIDE FOR
                                                                                                       CERTAIN DEFINITIONS

THIS CERTIFIES that


                                                                S P E C I M E N


is the owner of



     FULLY-PAID AND NON-ASSESSABLE SHARES OF THE ____% PREFERRED STOCK, SERIES __ ($1.00 PAR VALUE) OF AMERICAN HEALTH PROPERTIES,
INC., transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the corporate seal of the said Company and the signatures of its duly authorized officers.

               Dated





[SEAL]

                                   General Counsel and Secretary                         President and Chief Executive Officer


Countersigned and Registered:

          _________________________
          _________________________,

BY                                               TRANSFER AGENT
                                                 AND REGISTRAR

                                     AUTHORIZED SIGNATURE
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





                        AMERICAN HEALTH PROPERTIES, INC.

     The Company will furnish without charge to any shareholder who so requests, a statement of the powers, designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be made to the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM   -   as tenants in common                      UNIF GIFT MIN ACT - __________  Custodian __________
      TEN ENT   -   as tenants by the entireties                                    (Cust)                (Minor)
      JT TEN    -   as joint tenants with right of                                Under Uniform Gifts to Minors Act
                    survivorship and not as tenants                               _________________________________
                    in common                                                                  (State)

   Additional abbreviations may also be used through not in the above list.

     For value received, ____________________________________________________
hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________________________________________

____________________________________________________________________________
             (Please print or typewrite name and address including
                         postal zip code of assignee)

______________________________________________________________________ Shares

____________________________________________________________________________
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

_______________________________________________________________________________
to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

 Dated:  __________________                  _________________________________

                                             ________________________________
                                             NOTICE:  The signature(s) to this
                                             assignment must correspond with
                                             the name(s) as written upon the
                                             face of the Certificate in every
                                             particular, without alteration or
                                             enlargement, or any change
                                             whatever.  The signature(s) should
                                             be guaranteed by a commercial bank
                                             or trust company or by a New York,
                                             Midwest or Pacific Stock Exchange
                                             member or firm, whose signature is
                                             known to the transfer office.

                              [CONVERSION NOTICE]

          To convert this Security into Common Stock of the Company, check the box. [ ]

          To convert only part of this Security, state the amount:  $__________

          If you want the stock certificate made out in another person's name, fill in the form below:


   PLEASE INSERT OTHER PERSON'S
  SOCIAL SECURITY OR TAX I.D. NO.

_______________________________________________________________________________

_______________________________________________________________________________
   (Print or type other person's name and address including postal zip code)

_______________________________________________________________________________

_______________________________________________________________________________

 Dated:  ___________________                 _________________________________

                                             _________________________________
                                             NOTICE:  The signature(s) to this
                                             conversion notice must correspond
                                             with the name(s) as written upon
                                             the face of the Certificate in
                                             every particular, without
                                             alteration or enlargement, or any
                                             change whatever.  The signature(s)
                                             should be guaranteed by a
                                             commercial bank or trust company,
                                             or by a New York, Midwest or
                                             Pacific Stock Exchange member or
                                             firm, whose signature is known to
                                             the transfer office.